EXHIBIT 99

                                              STRUCTURAL TERM SHEETS


GSR 03-9 3-1s
                                                                              if curmonth le 34 then 3.643
Balance      $131,717,000.00     Delay             24            Formula      else CMT_1YR + 1.75            WAC(1)     4.42284
Coupon       3.643               Dated             9/1/02         NET(1)      4.16939
Settle       9/5/02              First Payment     10/25/02       WAM(1)      356

            CPR                15                 20                  25                 30                 35
          100-22             3.2400             3.2069              3.1701             3.1294             3.0843       Yield
          100-22                134                130                 127                123                118      Spread
          100-24             3.2113             3.1759              3.1367             3.0934             3.0452       Yield
          100-24                131                127                 123                119                114      Spread
          100-26             3.1825             3.1450              3.1033             3.0573             3.0062       Yield
          100-26                128                124                 120                115                110      Spread
          100-28             3.1538             3.1141              3.0700             3.0213             2.9672       Yield
          100-28                125                121                 117                112                106      Spread
          100-30             3.1252             3.0832              3.0367             2.9853             2.9282       Yield
          100-30                122                118                 113                108                103      Spread
-----------------------------------------------------------------------------------------------------------------------------
          101-00             3.0965             3.0524              3.0034             2.9493             2.8893       Yield
          101-00                119                115                 110                105                 99      Spread
-----------------------------------------------------------------------------------------------------------------------------
          101-02             3.0679             3.0215              2.9702             2.9134             2.8504       Yield
          101-02                117                112                 107                101                 95      Spread
          101-04             3.0393             2.9908              2.9370             2.8775             2.8116       Yield
          101-04                114                109                 103                 98                 91      Spread
          101-06             3.0107             2.9600              2.9038             2.8417             2.7728       Yield
          101-06                111                106                 100                 94                 87      Spread
          101-08             2.9821             2.9293              2.8707             2.8059             2.7340       Yield
          101-08                108                103                  97                 90                 83      Spread
          101-10             2.9536             2.8986              2.8376             2.7701             2.6953       Yield
          101-10                105                100                  94                 87                 79      Spread

             WAL              2.287              2.119               1.960              1.809              1.666
        Mod Durn              2.160              2.007               1.860              1.721              1.590
   Mod Convexity              0.066              0.059               0.053              0.048              0.043
Principal Window      Oct02 - Jul05      Oct02 - Jul05       Oct02 - Jul05      Oct02 - Jul05      Oct02 - Jul05

       LIBOR_1YR               1.25               1.25                1.25               1.25               1.25
         CMT_1YR               1.17               1.17                1.17               1.17               1.17
          Prepay             15 CPR             20 CPR              25 CPR             30 CPR             35 CPR
Optional Redemption            Call (Y)           Call (Y)            Call (Y)           Call (Y)           Call (Y)

                           Swaps Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR
                                 Yld 1.2500 1.9025 2.6156 3.2165 3.7074 4.0570 4.3273 4.5473 4.7312 4.8835


[Table continued]

GSR 03-9 3-1s
                                                                              if curmonth le 34 then 3.643
Balance      $131,717,000.00     Delay             24            Formula      else CMT_1YR + 1.75            WAC(1)     4.42284
Coupon       3.643               Dated             9/1/02         NET(1)      4.16939
Settle       9/5/02              First Payment     10/25/02       WAM(1)      356

              CPR                       40                45                50                55                 60
             100-22                   3.0340            2.9779            2.9145            2.8422             2.7384     Yield
             100-22                      113               173               166               159                149    Spread
             100-24                   2.9916            2.9317            2.8642            2.7870             2.6764     Yield
             100-24                      109               168               161               154                143    Spread
             100-26                   2.9492            2.8856            2.8139            2.7320             2.6144     Yield
             100-26                      105               164               156               148                136    Spread
             100-28                   2.9069            2.8396            2.7637            2.6770             2.5525     Yield
             100-28                      100               159               151               143                130    Spread
             100-30                   2.8646            2.7936            2.7135            2.6220             2.4907     Yield
             100-30                       96               154               146               137                124    Spread
--------------------------------------------------------------------------------------------------------------------------------
             101-00                   2.8223            2.7477            2.6634            2.5671             2.4290     Yield
             101-00                       92               150               141               132                118    Spread
--------------------------------------------------------------------------------------------------------------------------------
             101-02                   2.7801            2.7018            2.6133            2.5123             2.3674     Yield
             101-02                       88               145               136               126                112    Spread
             101-04                   2.7380            2.6559            2.5633            2.4576             2.3058     Yield
             101-04                       84               141               131               121                106    Spread
             101-06                   2.6959            2.6102            2.5134            2.4029             2.2443     Yield
             101-06                       79               136               126               115                 99    Spread
             101-08                   2.6538            2.5644            2.4635            2.3483             2.1829     Yield
             101-08                       75               131               121               110                 93    Spread
             101-10                   2.6118            2.5188            2.4137            2.2938             2.1216     Yield
             101-10                       71               127               116               104                 87    Spread

                WAL                    1.531             1.404             1.283             1.168              1.034
           Mod Durn                    1.465             1.347             1.235             1.128              1.003
      Mod Convexity                    0.038             0.033             0.029             0.025              0.021
   Principal Window            Oct02 - Jul05     Oct02 - Jul05     Oct02 - Jul05     Oct02 - Jul05                Oct02 - Mar05

          LIBOR_1YR                     1.25              1.25              1.25              1.25               1.25
            CMT_1YR                     1.17              1.17              1.17              1.17               1.17
             Prepay                   40 CPR            45 CPR            50 CPR            55 CPR             60 CPR
Optional Redemption                  Call (Y)          Call (Y)          Call (Y)          Call (Y)           Call (Y)

                           Swaps Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR
                                 Yld 1.2500 1.9025 2.6156 3.2165 3.7074 4.0570 4.3273 4.5473 4.7312 4.8835


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 03-9 5-1s

Balance    $174,366,000.00     Delay             24           Formula       if curmonth le 57 then 4.368     WAC(2)    4.87947
                                                                            else CMT_1YR + 1.75
Coupon     4.368               Dated             9/1/02        NET(2)       4.629466
Settle     9/5/02              First Payment     10/25/02      WAM(2)       357

               CPR              15                20                 25                 30                    35
             100-22           4.0764            4.0364             3.9916             3.9412                3.8849      Yield
             100-22              130               150                168                184                   197     Spread
             100-24           4.0554            4.0129             3.9652             3.9116                3.8518      Yield
             100-24              128               147                166                181                   193     Spread
             100-26           4.0344            3.9893             3.9388             3.8821                3.8188      Yield
             100-26              126               145                163                178                   190     Spread
             100-28           4.0134            3.9658             3.9125             3.8526                3.7857      Yield
             100-28              124               142                160                175                   187     Spread
             100-30           3.9925            3.9423             3.8862             3.8232                3.7527      Yield
             100-30              122               140                158                172                   183     Spread
------------------------------------------------------------------------------------------------------------------------------
             101-00           3.9715            3.9189             3.8599             3.7937                3.7198      Yield
             101-00              120               138                155                169                   180     Spread
------------------------------------------------------------------------------------------------------------------------------
             101-02           3.9506            3.8954             3.8337             3.7643                3.6869      Yield
             101-02              118               135                152                166                   177     Spread
             101-04           3.9297            3.8720             3.8075             3.7350                3.6540      Yield
             101-04              116               133                150                163                   174     Spread
             101-06           3.9088            3.8486             3.7813             3.7056                3.6212      Yield
             101-06              114               131                147                160                   170     Spread
             101-08           3.8879            3.8253             3.7551             3.6763                3.5883      Yield
             101-08              111               128                145                157                   167     Spread
             101-10           3.8671            3.8019             3.7290             3.6471                3.5556      Yield
             101-10              109               126                142                155                   164     Spread

                WAL            3.263             2.896              2.570              2.280                 2.023
           Mod Durn            2.954             2.638              2.356              2.103                 1.878
      Mod Convexity            0.129             0.110              0.093              0.078                 0.066
   Principal Window    Oct02 - Jun07     Oct02 - Jun07      Oct02 - Jun07      Oct02 - Jun07         Oct02 - Jun07

          LIBOR_1YR             1.25              1.25               1.25               1.25                  1.25
            CMT_1YR             1.17              1.17               1.17               1.17                  1.17
             Prepay           15 CPR            20 CPR             25 CPR             30 CPR                35 CPR
Optional Redemption          Call (Y)          Call (Y)           Call (Y)           Call (Y)              Call (Y)

                        Swaps Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR
                              Yld 1.2500 1.9025 2.6156 3.2165 3.7074 4.0570 4.3273 4.5473 4.7312 4.8835


[Table continued]

GSR 03-9 5-1s

Balance        $174,366,000.00     Delay             24              Formula       if curmonth le 57 then 4.368     WAC(2) 4.87947
                                                                                   else CMT_1YR + 1.75
Coupon         4.368               Dated             9/1/02           NET(2)       4.629466
Settle         9/5/02              First Payment     10/25/02         WAM(2)       357

               CPR              40               45               50                55               60
             100-22           3.8136           3.7280           3.6351            3.5344           3.4198     Yield
             100-22              206              213              216               217              215    Spread
             100-24           3.7760           3.6850           3.5862            3.4792           3.3573     Yield
             100-24              203              209              212               211              208    Spread
             100-26           3.7385           3.6420           3.5374            3.4240           3.2949     Yield
             100-26              199              205              207               206              202    Spread
             100-28           3.7010           3.5991           3.4886            3.3689           3.2326     Yield
             100-28              195              200              202               200              196    Spread
             100-30           3.6635           3.5563           3.4399            3.3138           3.1704     Yield
             100-30              191              196              197               195              190    Spread
--------------------------------------------------------------------------------------------------------------------
             101-00           3.6261           3.5135           3.3913            3.2589           3.1082     Yield
             101-00              188              192              192               189              184    Spread
--------------------------------------------------------------------------------------------------------------------
             101-02           3.5887           3.4707           3.3427            3.2040           3.0461     Yield
             101-02              184              187              187               184              177    Spread
             101-04           3.5514           3.4280           3.2942            3.1491           2.9841     Yield
             101-04              180              183              182               178              171    Spread
             101-06           3.5141           3.3853           3.2457            3.0944           2.9222     Yield
             101-06              176              179              178               173              165    Spread
             101-08           3.4768           3.3427           3.1973            3.0397           2.8603     Yield
             101-08              173              175              173               167              159    Spread
             101-10           3.4396           3.3002           3.1490            2.9850           2.7986     Yield
             101-10              169              170              168               162              153    Spread

                WAL            1.767            1.531            1.338             1.177            1.035
           Mod Durn            1.654            1.446            1.272             1.126            0.996
      Mod Convexity            0.052            0.041            0.032             0.026            0.020
   Principal Window    Oct02 - Feb07    Oct02 - Jul06    Oct02 - Jan06     Oct02 - Aug05              Oct02 - Mar05

          LIBOR_1YR             1.25             1.25             1.25              1.25             1.25
            CMT_1YR             1.17             1.17             1.17              1.17             1.17
             Prepay           40 CPR           45 CPR           50 CPR            55 CPR           60 CPR
Optional Redemption          Call (Y)         Call (Y)         Call (Y)          Call (Y)         Call (Y)

                        Swaps Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR
                              Yld 1.2500 1.9025 2.6156 3.2165 3.7074 4.0570 4.3273 4.5473 4.7312 4.8835


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 03-9 7-1s
                                                                            if curmonth le 82 then 4.725
Balance    $30,901,000.00    Delay            24            Formula         else CMT_1YR + 1.75            WAC(3)          5.2418
Coupon     4.725             Dated            9/1/02         NET(3)         4.991802
Settle     9/5/02            First Payment    10/25/02       WAM(3)         357

              CPR                 15                20                25                  30                   35
              100-22            4.4843            4.4389            4.3876              4.3227               4.2446      Yield
              100-22               127               157               182                 208                  229     Spread
              100-24            4.4666            4.4183            4.3639              4.2949               4.2120      Yield
              100-24               125               155               180                 205                  225     Spread
              100-26            4.4488            4.3978            4.3401              4.2672               4.1795      Yield
              100-26               123               153               177                 203                  222     Spread
              100-28            4.4310            4.3772            4.3165              4.2395               4.1470      Yield
              100-28               121               151               175                 200                  219     Spread
              100-30            4.4133            4.3567            4.2928              4.2119               4.1146      Yield
              100-30               119               149               172                 197                  216     Spread
-------------------------------------------------------------------------------------------------------------------------------
              101-00            4.3956            4.3362            4.2692              4.1843               4.0821      Yield
              101-00               118               147               170                 194                  212     Spread
-------------------------------------------------------------------------------------------------------------------------------
              101-02            4.3779            4.3158            4.2456              4.1567               4.0498      Yield
              101-02               116               145               168                 192                  209     Spread
              101-04            4.3602            4.2953            4.2220              4.1291               4.0174      Yield
              101-04               114               143               165                 189                  206     Spread
              101-06            4.3426            4.2749            4.1984              4.1016               3.9851      Yield
              101-06               112               141               163                 186                  203     Spread
              101-08            4.3249            4.2545            4.1749              4.0741               3.9529      Yield
              101-08               111               139               161                 183                  200     Spread
              101-10            4.3073            4.2341            4.1514              4.0467               3.9207      Yield
              101-10               109               136               158                 181                  196     Spread

               WAL               4.005             3.422             2.934               2.475                2.077
          Mod Durn               3.493             3.020             2.618               2.241                1.909
     Mod Convexity               0.194             0.155             0.124               0.094                0.069
  Principal Window       Oct02 - Jul09     Oct02 - Jul09     Oct02 - Jul09       Oct02 - Dec08        Oct02 - Dec07

          LIBOR_1YR               1.25              1.25              1.25                1.25                 1.25
            CMT_1YR               1.17              1.17              1.17                1.17                 1.17
             Prepay             15 CPR            20 CPR            25 CPR              30 CPR               35 CPR
Optional Redemption            Call (Y)          Call (Y)          Call (Y)            Call (Y)             Call (Y)

                          Swaps Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR
                                Yld 1.2500 1.9025 2.6156 3.2165 3.7074 4.0570 4.3273 4.5473 4.7312 4.8835


[Table continued]

GSR 03-9 7-1s
                                                                            if curmonth le 82 then 4.725
Balance    $30,901,000.00    Delay            24            Formula         else CMT_1YR + 1.75            WAC(3)          5.2418
Coupon     4.725             Dated            9/1/02         NET(3)         4.991802
Settle     9/5/02            First Payment    10/25/02       WAM(3)         357

              CPR                       40               45                50                 55                 60
              100-22                  4.1597           4.0719            3.9766             3.8734             3.7559     Yield
              100-22                     241              247               251                251                248    Spread
              100-24                  4.1219           4.0287            3.9275             3.8179             3.6932     Yield
              100-24                     237              243               246                245                242    Spread
              100-26                  4.0842           3.9855            3.8785             3.7625             3.6305     Yield
              100-26                     233              239               241                240                236    Spread
              100-28                  4.0465           3.9424            3.8295             3.7072             3.5680     Yield
              100-28                     230              234               236                234                229    Spread
              100-30                  4.0088           3.8993            3.7806             3.6519             3.5055     Yield
              100-30                     226              230               231                229                223    Spread
--------------------------------------------------------------------------------------------------------------------------------
              101-00                  3.9712           3.8563            3.7318             3.5967             3.4432     Yield
              101-00                     222              226               226                223                217    Spread
--------------------------------------------------------------------------------------------------------------------------------
              101-02                  3.9336           3.8134            3.6830             3.5416             3.3808     Yield
              101-02                     218              222               221                218                211    Spread
              101-04                  3.8961           3.7705            3.6342             3.4866             3.3186     Yield
              101-04                     214              217               216                212                205    Spread
              101-06                  3.8586           3.7276            3.5856             3.4316             3.2565     Yield
              101-06                     211              213               211                207                198    Spread
              101-08                  3.8211           3.6848            3.5370             3.3767             3.1944     Yield
              101-08                     207              209               207                201                192    Spread
              101-10                  3.7837           3.6421            3.4884             3.3219             3.1324     Yield
              101-10                     203              204               202                196                186    Spread

               WAL                     1.768            1.532             1.339              1.177              1.035
          Mod Durn                     1.645            1.439             1.267              1.121              0.992
     Mod Convexity                     0.052            0.040             0.032              0.025              0.020
  Principal Window             Oct02 - Feb07    Oct02 - Jul06     Oct02 - Jan06      Oct02 - Aug05                Oct02 - Mar05

          LIBOR_1YR                     1.25             1.25              1.25               1.25               1.25
            CMT_1YR                     1.17             1.17              1.17               1.17               1.17
             Prepay                   40 CPR           45 CPR            50 CPR             55 CPR             60 CPR
Optional Redemption                  Call (Y)         Call (Y)          Call (Y)           Call (Y)           Call (Y)

                          Swaps Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR
                                Yld 1.2500 1.9025 2.6156 3.2165 3.7074 4.0570 4.3273 4.5473 4.7312 4.8835


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

New Issue Whole Loan CMO
GSR 03-9 Jumbo Hybrid Arm
Settlement:  8/29/03
Expected Pricing: 8/15/03

***TERMSHEET ATTACHED***

Class             Rating                    Size(mm)                   AVL*
A1                Aaa/AAA                   122.5                      1.86
A2                Aaa/AAA                   161.3                      2.50
A3                Aaa/AAA                   28.8                       3.34
B1                AA                        1.5                        5.24
B2                A                         0.5                        5.24
B3                BBB                       0.5                        5.24

* AVL for the AAA classes is to the Bond Reset Date at a 25% CPR for the A1 and A2 classes and a 20% CPR for the A3.

*** Copies of the offering circular describing the offering may be obtained from the offices of Goldman, Sachs & Co. at 85 Broad Street, New York, NY 10004, attention: Prospectus Department.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the prepara tion or issunce of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.